Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
Note 10—Debt
Our debt is as follows (in thousands):

	December 31,
	2014	2013
Term Loan	$87,360	$19,480
ABL Facility	—	51,800
Retail Credit Agreement	22,750	26,000
Texadian Uncommitted Credit Agreement	26,500	—
Total debt, net of unamortized debt discount	136,610	97,280
Less current maturities	(29,100)	(3,250)
Long-term debt, net of current maturities and unamortized discount	$107,510	$94,030

Annual maturities of our long-term debt for the next five years and thereafter are as follows (in thousands):

Year	Amount Due
2015	$29,100
2016	39,371
2017	2,600
2018	53,189
2019	2,600
Thereafter	9,750
$136,610

Term Loan
During 2012 and 2013, we borrowed $13 million and $17 million, respectively, pursuant to the Delayed Draw Term Loan Credit Agreement ("Loan Agreement"). The lenders under the Loan Agreement included ZCOF Par Petroleum Holdings, L.L.C. and Highbridge International, LLC, who are also our stockholders. In November 2013, we repaid in full and terminated all of our obligations under the Loan Agreement, other than the New Tranche B Loans described below and expensed $6.1 million of financing costs associated with the termination of the Loan Agreement.
On December 28, 2012, we amended the Loan Agreement and borrowed an additional $35 million ("Tranche B Loan"). On June 24, 2013, we refinanced and replaced the Tranche B Loan and borrowed $65 million (“New Tranche B Loans”). We repaid a portion of the New Tranche B Loans with proceeds from a private placement. Please read Note 13—Stockholders' Equity for further information.
The New Tranche B Loans are secured by a lien on substantially all of our assets and our subsidiaries, excluding Texadian, Texadian Energy Canada Limited (“Texadian Canada”), certain of our immaterial subsidiaries, and Hawaii Pacific Energy and its subsidiaries. All our obligations under the New Tranche B Loans are unconditionally guaranteed by the Guarantors.
On May 30, 2014, we entered into a Twelfth Amendment to the Loan Agreement (collectively with the New Tranche B Loans, the "Twelfth Amendment"), pursuant to which we borrowed an additional $13.2 million which was primarily used to fund the deposit due upon signing the merger agreement with Koko'oha. Please read Note 4—Acquisitions.
Borrowings under the Twelfth Amendment bore interest (a) from May 30, 2014 to September 1, 2014 at a rate equal to 12% per annum payable in kind and (b) on and after September 1, 2014 at a rate equal to 14.75% per annum payable, at our election, either in cash or in kind. We also agreed to pay a nonrefundable amendment fee of approximately $506 thousand as well as an original issue discount of approximately $630 thousand. The Twelfth Amendment lenders agreed to waive the exit fee related to the existing New Tranche B Loans of which we had accrued approximately $97 thousand as of the date of the Twelfth Amendment. Except as discussed above, the Twelfth Amendment did not change any other terms or conditions of the New Tranche B Loans.
On July 11, 2014, we and certain subsidiaries entered into a Delayed Draw Term Loan and Bridge Loan Credit Agreement ("Credit Agreement") to provide us with a term loan of up to $50 million ("Term Loan") and a bridge loan of up to $75 million ("Bridge Loan"). The Term Loan amended and restated the Twelfth Amendment, reduced the interest rate, and may be used to fund the additional deposit per the Mid Pac merger agreement, for transaction costs and for working capital and general corporate purposes. The Term Loan matures on July 11, 2018 and bears interest at either 10% per annum if paid in cash or 12% per annum if paid in kind, at our election, and has an original issue discount of 5%. During July 2014, we borrowed $15.5 million to fund transaction costs, provide working capital, and for general corporate purposes.
On July 28, 2014, we entered into a First Amendment to the Credit Agreement pursuant to which we expanded the Term Loan and borrowed an additional $35 million ("Advance"), which resulted in net proceeds to us of approximately $32 million. The Advance was to be repaid upon the receipt of net equity proceeds from the Rights Offering. Please read Note 13—Stockholders' Equity for more information. Except for the repayment terms, all other terms and conditions remained unchanged. We used the proceeds for working capital and general corporate purposes.
On September 3, 2014, we terminated all of the Bridge Loan commitments under the Credit Agreement. On September 10, 2014, we entered into a Second Amendment to the Credit Agreement whereby we extended the repayment date of the Advance to March 31, 2015. All other terms and conditions remained unchanged. We expensed approximately $1.8 million of financing costs associated with the termination of the Bridge Loan. On March 11, 2015, we entered into a Third Amendment to the Credit Agreement whereby we extended the repayment date of the Advance to March 31, 2016; therefore, the Advance has been classified as long-term debt as of December 31, 2014. All other terms and conditions remain unchanged.
Certain lenders to the Credit Agreement are our stockholders. Please read Note 18—Related Party Transactions for more information.
ABL Facility
On September 25, 2013 and in connection with the acquisition of HIE, HIE and its subsidiary (“ABL Borrowers”) and Hawaii Pacific Energy entered into an asset-based senior secured revolving credit facility (“ABL Facility”) of up to $125 million, of which up to $50 million of availability under the ABL Facility may be used for the issuances of letters of credit. The ABL Facility is secured by a lien on substantially all of HIE’s assets. The ABL Borrowers borrowed $15 million on September 25, 2013 under the ABL Facility to fund the acquisition of HIE and to provide working capital to the ABL Borrowers. The proceeds from future amounts borrowed pursuant to the ABL Facility were used for general corporate purposes and to fund the working capital of the ABL Borrowers. As of December 31, 2014, the total capacity of the ABL Facility was $79.5 million and we had $2.4 million of letters of credit outstanding.
Outstanding balances on the ABL Facility bear interest at the base rate specified below (“Base Rate”) plus a margin (based on a sliding scale of 1.00% to 1.50% depending on the borrowing base usage) or the adjusted LIBOR specified below (“Adjusted LIBOR”) plus a margin (based on a sliding scale of 2.00% to 2.50% depending on the borrowing base usage). The margin was 1.25% for Base Rate loans and 2.25% for Adjusted LIBOR loans during 2013. The Base Rate is equal to the highest of (i) the prime lending rate of the ABL Agent, (ii) the Federal Funds Rate plus 0.5% per annum, and (iii) the Adjusted LIBOR for a LIBOR loan denominated in dollars with a one-month interest period commencing on such day plus 1.00%. The effective weighted-average interest rate for 2014 was 2.95%.
The ABL Borrowers agreed to pay commitment fees for the ABL Facility equal to 0.375% if the borrowing base usage is greater than 50%; and 0.500% if the borrowing base usage is less than or equal to 50%. Outstanding letters of credit will be charged a participation fee at a per annum rate equal to the margin applicable to Adjusted LIBOR loans, a facing fee, and customary administrative fees.
All loans and other obligations outstanding under the ABL Facility are payable in full on September 25, 2017.
The ABL Borrowers and Hawaii Pacific Energy are required to comply with various affirmative and negative covenants affecting its business and operations, including compliance with a minimum ratio of consolidated earnings before interest, taxes, depreciation and amortization, as adjusted, to total fixed charges of 1.0 to 1.0.
Retail Credit Agreement
On November 14, 2013, HIE Retail, LLC (“HIE Retail”), our subsidiary, entered into a Credit Agreement (“Retail Credit Agreement”) in the form of a senior secured term loan of up to $30 million (“Retail Term Loan”) and a senior secured revolving line of credit of up to $5 million (“Retail Revolver”). Loans made under the Retail Credit Agreement are secured by a first priority security interest in substantially all of the assets of HIE Retail consisting primarily of 31 distribution outlets, selling fuel products and merchandise on the islands of Oahu, Maui and Hawaii.
The Retail Credit Agreement requires HIE Retail to comply with various financial covenants that are measured on a quarterly basis commencing with the fiscal quarter ending March 31, 2014 and are calculated on a trailing four-quarter basis. Such covenants require HIE Retail to maintain a maximum Leverage Ratio (as defined in the Retail Credit Agreement) of 5.50 to 1.00 in 2014 and ratably adjusts to 4.75:1 in 2018. HIE Retail is also required to maintain a Fixed Charge Coverage Ratio of 1.15:1.00.
Retail Term Loan
Principal on the Retail Term Loan will be repaid in quarterly principal payments over the term through November 14, 2020.
The Retail Term Loan bears interest, at HIE Retail’s election, at a rate equal to (i) 30, 90 and 180 day LIBOR plus the Applicable Margin (as specified below) for LIBOR Loans (as defined in the Retail Credit Agreement), or (ii) the primary interest rate established from time to time by the Agent in the ordinary course of its business plus the Applicable Margin and is payable quarterly. The effective interest rate for 2014 on the outstanding loan was 2.6%.
The Applicable Margin for each fiscal quarter is the applicable rate per annum set forth below, such amount to be determined as of the last day of the immediately preceding fiscal quarter.

Level	Leverage Ratio	Applicable Margin for LIBOR Loans	Applicable Margin for Base Rate Loans
1	<4.00x	2.00%	—%
2	4.00x-5.00x	2.25%	0.25%
3	>5.00x	2.50%	0.50%

Fifty percent of annual Excess Cash Flow (as defined in the Retail Credit Agreement) will be applied to the outstanding principal balance of the Term Loan beginning with Excess Cash Flow for fiscal year 2014 to the extent the leverage ratio is equal to or greater than 4.50:1.00.
Retail Revolver
The Retail Revolver and any letters of credit issued under the Retail Revolver mature on November 14, 2016.
Advances under the Retail Revolver will bear interest, at HIE Retail’s election, at a rate equal to (a) 30, 90 and 180 day LIBOR plus the Revolver Applicable Margin (as defined below) for LIBOR Loans, or (ii) the primary interest rate established from time to time by the Agent in the ordinary course of its business plus the Revolver Applicable Margin.
HIE Retail agreed to pay a fee (“Unused Fee”), based on the leverage ratio on the last date of the immediately preceding quarter as set forth below, based on the unused portion of the Revolver and calculated on the average of the unused amount for the quarter. The Unused Fee is payable quarterly in arrears.
The Retail Revolver Applicable Margin and the Unused Fee, for each quarter is determined, on the last date of the immediately preceding fiscal quarter:

			Revolver	Revolver
			Applicable Margin for	Applicable Margin for
Level	Leverage Ratio	Unused Fee	LIBOR Loans	Base Rate Loans
1	<4.00x	0.250%	1.75%	-0.25%
2	4.00x-5.00x	0.375%	2.00%	—%
3	>5.00x	0.500%	2.25%	0.25%

Commitment fees for Standby Letters of Credit issued under the Revolver are due quarterly in arrears and will be equal to 2.00% per annum on the letter of credit amount payable. As of December 31, 2014, there were no balances or letters of credit outstanding under the Retail Revolver.
Texadian Uncommitted Credit Agreement
On June 12, 2013, Texadian, and its wholly-owned subsidiary Texadian Canada, entered into an Uncommitted Credit Agreement to provide for loans and letters of credit, on an uncommitted and absolutely discretionary basis, in an aggregate amount at any one time outstanding not to exceed $50 million. Loans and letters of credit issued under the Uncommitted Credit Agreement are secured by a security interest in and lien on substantially all of Texadian’s assets, including, but not limited to, cash, accounts receivable, and inventory, a pledge by Texadian of 65% of its ownership interest in Texadian Canada, and a pledge by us of 100% of our ownership interest in Texadian. Texadian agreed to pay certain fees with respect to the loans and letters of credit made available to it under the Uncommitted Credit Agreement, including an up-front fee, an origination fee, a minimum compensation fee, a collateral audit fee, and fees with respect to letters of credit. The Uncommitted Credit Agreement requires Texadian to comply with various affirmative and negative covenants affecting its business, and Texadian must comply with certain financial maintenance covenants, including among other things, covenants regarding the minimum net working capital and minimum tangible net worth of Texadian. The Uncommitted Credit Facility does not permit, at any time, Texadian’s consolidated leverage ratio to be greater than 5.00 to 1.00 or its consolidated gross asset coverage to be equal to or less than zero. As of December 31, 2014, we had $27.6 million of letters of credit outstanding related to this agreement.
On October 10, 2014, the maturity date of the Uncommitted Credit Agreement was extended to May 15, 2015 and the availability was temporarily increased to $85 million. The temporary increase in availability was extended to January 6, 2015 on December 19, 2014.
On February 20, 2015, Texadian, and its wholly-owned subsidiary Texadian Canada, amended and restated the uncommitted credit agreement. The amendment increased the uncommitted loans and letters of credit capacity to $200 million and matures in February 2016.
Cross Default Provisions
Included within each of the our debt agreements are customary cross default provisions that require the repayment of amounts outstanding on demand should an event of default occur and not be cured within the permitted grace period, if any. As of December 31, 2014 we are in compliance with all of our credit agreements.